SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

September 20, 2011
Date of report (Date of earliest event reported)

VERDANT AUTOMOTIVE CORPORATION
(Exact name of registrant as specified in its Charter)

Delaware
(State or other jurisdiction of incorporation or organization)

000-52677	45-2405975
(Commission File Number)	(IRS EIN)

12223 Highland Avenue, Suite 106-542, Rancho Cucamonga, California 91739
(Address of principal executive offices)

(909) 786-1981
(Registrant’s telephone number)
_________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

( )	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

( )	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

( )	Pre-commencement communications pursuant to Rule 14d-2(b) under the exchange Act (17 CFR 240.14d-2(b))

( )	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	Entry into a Material Definitive Agreement.

On September 29, 2011, Registrant signed a Director Services Agreement with Don Driftmier, under which Mr. Driftmier has agreed to serve as a Director of the Registrant in exchange for, among other things, remuneration in the form of 750,000 restricted shares of Common Stock of Registrant to be issued currently and an additional 500,000 restricted shares of Common Stock of Registrant to be issued at the conclusion of 180 days’ service as a member of the Board of Directors, for a prospective total of 1,250,000 restricted shares of Common Stock of Registrant (the “Restricted Shares”), and $10,000 in cash per month.  The cash compensation will accrue and not be paid until such time as Registrant determines it has sufficient available cash to pay the cash compensation.  Fifty percent of the Restricted Shares shall vest and become non-forfeitable immediately upon the effective date of a registration statement filed by the Company with the Securities and Exchange Commission registering the Restricted Shares.  Fifty percent of the Restricted Shares shall vest and become non-forfeitable 180 days after such registration statement becomes effective and any Restricted Shares issued after the vesting schedule has expired shall vest and become non-forfeitable 180 days after their respective date of issuance.

ITEM 3.02	Unregistered Sales of Equity Securities.

In connection with the Director Services Agreement with Mr. Driftmier identified in Item 1.01 above, Registrant issued 750,000 restricted shares of its Common Stock to Mr. Driftmier for his agreement to serve as a director and for services to be rendered by Mr. Driftmier, which shares shall vest as set forth more fully in Item 1.01 above.  The Restricted Shares so issued were issued pursuant to the exemption from the registration requirements of Section 5 of the Securities Act provided by Section 4(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder.  On September 20, 2011 following an amendment to Registrant’s Certificate of Incorporation described in Item 5.03 below, the Registrant issued five shares of newly authorized Class A Preferred Stock to four officers of the Registrant and one existing shareholder of the Registrant in consideration of service performed for the Registrant.  The shares of Class A Preferred Stock so issued were issued pursuant to the exemption from the registration requirements of Section 5 of the Securities Act provided by Section 4(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder.

ITEM 3.03	Material Modification to Rights of Security Holders.

As set forth more fully in Item 5.03 below, on September 20, 2011, pursuant board and shareholder consent granted in June 2011, the Registrant amended its Certificate of Incorporation to authorize a class of preferred stock designated as Class A Convertible Preferred Stock, the designation of which was previously reported on the Registrant’s Current Report on Form 8-K filed on June 9, 2011, by filing an amendment to Registrant’s Certificate of Incorporation with the Secretary of State of the State of Delaware.  A copy of the amendment is attached to this Report as Exhibit 3.1 and incorporated in this Item 3.03.  The Class A Convertible Preferred Stock consists of five shares, which shares were issued on September 20, 2011 to four officers of Registrant and one existing shareholder.

As set forth more fully in Item 5.03 below, on September 20, 2011, the Registrant also amended its Certificate of Incorporation to change its authorized capital stock to consist of a total of 1,000,000,000 authorized shares of stock, consisting of 989,999,995 shares of common stock with a par value of $0.001 per share and 10,000,005 shares of preferred stock with a par value of $0.001 per share.  The amendment was approved by unanimous written consent of the board of directors and written consent of five shareholders holding a majority of the votes entitled to vote thereon.  A copy of the Certificate of Amendment is attached to this Report as Exhibit 3.2 and incorporated in this Item 3.03.

Thereafter, the Registrant, by board consent pursuant to authorization in the Registrant’s amended Certificate of Incorporation, designated a class of preferred stock as Series B Convertible Preferred Stock, consisting of 1,000,000 authorized shares.  A copy of the Certificate of Designation relating to the Series B Convertible Preferred Stock is attached to this Report as Exhibit 3.3 and incorporated in this Item 3.03.  None of the Series B Convertible Preferred Stock has been issued as of the date of this Report.

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 24, 2011, pursuant to Section 223 (a) of the Delaware General Corporation Law, the Board of Directors appointed Mr. Don Driftmier a Director of the Registrant to fill a newly created vacancy on the Board.  Mr. Driftmeir was concurrently appointed chair of the Board’s Audit Committee.

Mr. Driftmier, is a Certified Public Accountant and has been with the accounting firm of Vavrinek, Trine, Day & Co., LLP for 37 years, where he served as a client services partner for 31 years.   Mr. Driftmier is currently the chief financial officer for Noble House Entertainment Pictures, Inc., an independent motion picture production company.  Mr. Driftmier is a member of the American Institute of Certified Public Accountants and the California Society of Certified Public Accountants.  Mr. Driftmier was appointed to the California Board of Accountancy by Governor Arnold Schwarzenegger in 2004, served as Board President in 2008 and is a current member of the Board.  Mr. Driftmier is a current member of the Board of Directors of Casa Colina Rehabilitation Hospital where he is the chair of the Audit Committee and Treasurer.

In connection with the election of Mr. Driftmier as a Director of the Registrant, Registrant and Mr. Driftmier entered into a Director Services Agreement, as more fully described in Item 1.01 of this Report.

ITEM 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 20, 2011, pursuant to board and shareholder consent granted in June 2011, the Registrant amended its Certificate of Incorporation to authorize a class of preferred stock designated as Class A Convertible Preferred Stock, the designation of which was previously reported on Registrant’s Current Report on Form 8-K filed on June 9, 2011, by filing an amendment with the Secretary of State of the State of Delaware.  The Class A Convertible Preferred Stock consists of five shares, which shares were issued on September 20, 2011 to four officers of Registrant and one existing shareholder.  A copy of the amendment for the Class A Convertible Preferred Stock is attached to this Report as Exhibit 3.1 and incorporated in this Item 5.03.

On September 20, 2011, Registrant filed with the Secretary of State of the State of Delaware a Certificate of Amendment amending its Certificate of Incorporation.  Pursuant to the Certificate of Amendment, the authorized capital stock of the Registrant was amended to consist of a total of 1,000,000,000 authorized shares of stock, consisting of 989,999,995 shares of common stock with a par value of $0.001 per share and 10,000,005 shares of preferred stock with a par value of $0.001 per share.  The amendment was approved by unanimous written consent of the board of directors and written consent of five shareholders holding a majority of the votes entitled to vote thereon.  A copy of the Certificate of Amendment is attached to this Report as Exhibit 3.2 and incorporated in this Item 5.03.

Subsequently, the Registrant, by board consent pursuant to authorization in the Registrant’s amended Certificate of Incorporation, designated a class of preferred stock as Series B Convertible Preferred Stock, consisting of 1,000,000 authorized shares, none of which were issued as of the date of this Report.  A copy of the Certificate of Designation relating to the Series B Convertible Preferred Stock is attached to this Report as Exhibit 3.3 and incorporated in this Item 5.03.

ITEM 5.07	Submission of Matters to a Vote of Security Holders.

Pursuant to stockholder and director consent granted in June 2011, the Registrant filed an amendment to its Certificate of Incorporation with the Secretary of State of the State of Delaware on September 20, 2011, designating a class of preferred stock as Class A Convertible Preferred Stock, consisting of five shares, the rights and obligations of which were previously set forth in the Registrant’s Current Report on Form 8-K filed on June 9, 2011.  A copy of the amendment relating to the Class A Convertible Preferred Stock is attached to this Report as Exhibit 3.1.  Pursuant to stockholder and director consent granted in September 20, 2011, the Registrant filed a Certificate of Amendment amending the Certificate of Incorporation described in Item 5.03 above, amending the authorized capital stock of Registrant and authorizing the issuance of “blank check” preferred stock.  A copy of the Certificate of Amendment is attached to this Report as Exhibit 3.2.

The foregoing actions by stockholder consent were taken pursuant to Section 228(a) of the Delaware General Corporation Law and Section 9 of Registrant’s Bylaws, which allow the stockholders constituting a majority of the outstanding shares entitled to vote at a meeting of the stockholders to take any action, in lieu of a meeting, without prior notice and without a vote, by written consent.  Each written consent of stockholders was executed by five stockholders holding shares representing a majority of the outstanding shares entitled to vote on such matter.

ITEM 9.01	Financial Statements and Exhibits

Exhibit
Number	Title of Exhibit

3.1	Amendment to Registrant’s Certificate of Incorporation Designating and Declaring the Rights, Preferences and Privileges of the Class A Convertible Preferred Stock

3.2	Certificate of Amendment of Certificate of Incorporation of the Registrant

3.3	Certificate of Designation, Rights and Preferences of the Series B Convertible PreferredStock of the Registrant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERDANT AUTOMOTIVE CORPORATION (Registrant)

Dated: September 30, 2011	By:	/s/ Dan Elliott
Dan Elliott
Chief Executive Officer